                                                                   EXHIBIT 10.44

                              SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of January 31, 1997, made by Forever Yours, Inc., a California corporation, (the "Pledgor"), in favor of Hasco
                                             -------
International, Inc., a Missouri corporation (together with any of its successors and assigns, the "Lender"). Capitalized terms used but not defined herein shall
                  ------
have the meanings given to them in that certain Loan Agreement, dated as of the date hereof (the "Loan Agreement"), among the Pledgor, the Lender and Styles On
                  --------------
Video, Inc.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, and to induce the Lender to make the loans to the Pledgor described in the Loan Agreement, the Pledgor hereby agrees with the Lender as follows:

          1.   Defined Terms.  The following terms shall have the following
               -------------
meanings:

          "Bankruptcy Code" means The United States Bankruptcy Code of 1978, as
           ---------------
amended from time to time, or any successor federal statute.

          "Collateral" has the meaning assigned to it in Section 2 of this
           ----------
Security Agreement.

          "Contracts" means all contracts, instruments, undertakings, documents
           ---------
and other agreements or arrangements (whether written or oral) of hospitals or other health care providers that relate in any way to in-hospital newborn photography services in which the Pledgor may now or hereafter have any right, title or interest, as any of the same may from time to time be amended, modified or supplemented, and all rights, title or interest of the Pledgor thereunder.

          "IDI" means International Digital Investors, L.P., a Delaware limited
           ---
partnership.

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation,
           ----
assignment for security, security interest, encumbrance, levy, lien or similar charge of any kind.

          "Obligations" shall mean (a) all the principal of and interest
           -----------
(including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to FYI, whether or not a claim of post-petition interest is allowed in such proceeding) under the Loan Agreement or Note, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other monetary and non-monetary obligations of FYI to the Lender under the Loan Agreement, Note or this Agreement.

          "Proceeds" means (a) any and all proceeds of any insurance, indemnity,
           --------
warranty or guaranty payable to the Pledgor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral and (d) any "proceeds" as such term is defined in Section 9306(1) of the UCC, including, without limitation, all "accounts" (as defined in the UCC) arising from the Contracts.

          "Security Agreement" means this Security Agreement, as amended,
           ------------------
restated, supplemented or otherwise modified from time to time.

          "Subordination Agreement" means the Subordination and Intercreditor
           -----------------------
Agreement dated as of the date hereof by and among the Pledgor, the Lender and IDI.

          "UCC" means the Uniform Commercial Code from time to time in effect in
           ---
the State of California; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than California, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          2.   Grant of Security Interest.  As collateral security for the
               --------------------------
prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Pledgor hereby grants to the Lender a priority lien upon and security interest in (the "Security Interest") all of the following property, now owned or at any time hereafter acquired by the Pledgor or in which the Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

               (i)    all Contracts; and

               (ii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

          3.   Representations and Warranties.  The Pledgor hereby represents
               ------------------------------
and warrants to the Lender, which representations and warranties shall survive the execution of this Security Agreement, that:

          (a)  First Priority Security Interest.  This Security Agreement, when
               --------------------------------
executed and delivered to the Lender, will create and grant to the Lender a valid Security Interest and charge in favor of and for the benefit of the Lender in the Collateral and, to the extent required, upon giving effect to the Subordination Agreement and the filing of the UCC financing statements, the Lender shall have, at the time of attachment, a perfected first lien on the Collateral described therein, prior to all other Liens and other encumbrances, and is enforceable as such as against creditors of and purchasers from the Pledgor. All action necessary or desirable to protect and perfect such Security Interest in each item of the Collateral has been duly taken by the Pledgor.

          (b)  Chief Executive Office.  The "chief executive office" (as defined
               ----------------------
in the UCC) of the Pledgor is located at 667 Rancho Conejo Boulevard, Newbury Park, CA 91320.

          (c)  Corporate Representations.  The Pledgor is a corporation duly
               -------------------------
organized and existing in good standing under the laws of the State of California and has the requisite corporate power and authority to enter into, execute, deliver and perform its obligations under this Agreement, the Loan Agreement, the Note and the Subordination Agreement. When executed and delivered, this Agreement, the Loan Agreement, the Note and the Subordination Agreement shall each constitute valid and binding agreements of the Pledgor, enforceable against the Pledgor in accordance with their terms, subject, as to enforcement, (a) to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and (b) to general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

          4.   Covenants.
               ---------

          The Pledgor covenants and agrees, so long as this Agreement is in effect, that:

          (a)  Asset Sales.  The Pledgor shall not sell, transfer, lease or
               -----------
otherwise dispose of any of the Collateral or attempt, offer or contract to do so; provided, however, upon prior notice to the Lender, the Pledgor may terminate any contract that is a part of the Collateral in the normal course of business, consistent with past practice.

          (b)  Further Assurances.  The Pledgor will execute and deliver to the
               ------------------
Lender such consents, assurances, powers of attorney and other instruments as may be reasonably requested by the Lender or its counsel in order to carry out the purpose and intent of this Security Agreement.

          5.   Remedies.
               --------

          (a)  General.  If any Event of Default shall occur and be continuing,
               -------
the Lender may exercise, in addition to all other rights and remedies granted to it in this Security Agreement, the Loan Agreement, the Note and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC against the Pledgor.

          (b)  Sale.  If any Event of Default shall occur and be continuing, the
               ----
Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at the office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgor will execute and deliver such documents and take such other action as the Lender deems necessary or advisable in order that such sale may be made in compliance with law. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold.
Upon any such sale the Lender shall have the right to deliver, assign and transfer the Collateral so sold to the purchaser thereof. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any Lien or other claim or right of whatever kind, including any equity or right of redemption of the Pledgor, to the extent permitted by applicable law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have at any time in the future under any law now existing or hereafter enacted or adopted (as well as any rights to exoneration, subrogation or reimbursement arising at law, in equity or otherwise).

          (c)  Notice.  If any notice of a proposed sale or other disposition of
               ------
collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. All waivers by the Pledgor of rights (including rights to notice), and all rights and remedies afforded the Lender herein, and all other provisions of this Security Agreement, are expressly made subject to any applicable mandatory provisions of law limiting, or imposing conditions (including conditions as to reasonableness) upon, such waivers or the effectiveness thereof or any such rights and remedies. Any sale or other disposition of the Collateral and the possession thereof by the Lender shall be in compliance with all provisions of applicable law (including applicable securities laws and applicable provisions of the UCC). To the extent permitted by the UCC, the Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys or other agency employed by the Lender to collect such deficiency.

          6.   Lender's Appointment as Attorney-in-Fact.
               ----------------------------------------

          (a)  Powers.  The Pledgor hereby irrevocably constitutes and appoints
               ------
the Lender and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Security Agreement which are required to be observed or performed by the Pledgor, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and without limiting the generality of the foregoing, the Pledgor hereby gives the Lender the power and right, on behalf of the Pledgor without notice to or assent by the Pledgor, to do the following:

               (i) at any time when any Event of Default shall occur and be continuing and upon five (5) days' notice of such Event of Default to IDI, in the name of the Pledgor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under, or with respect to, any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose, of collecting any and all such moneys due with respect to such Collateral whenever payable;

               (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

               (iii) upon the occurrence and during the continuance of any Event of Default and upon five (5) days' notice of such Event of Default to IDI,

                      (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct;

                      (B) to ask or demand for, collect, receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;

                      (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, Assignments, verifications, notices and other documents in connection with any of the Collateral;

                      (D) to defend any suit, action or proceeding brought against the Pledgor or any Subsidiary thereof with respect to any Collateral;

                      (E) to settle, compromise or adjust any suit, action or proceeding described in the preceding clauses and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate;

                      (F) to open such Pledgor's mail or notify postal authority to direct Pledgor's mail;

                      (G) to notify, or to direct such Pledgor to notify, account debtors whose accounts are included in the Collateral that such accounts have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender and, in its own name, or in the name of others, to communicate with account debtors on such accounts to verify with them to its satisfaction the existence, amount and terms of any Accounts; and

                      (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Pledgor's expense, at any time, or from time to time, all acts and things which the Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and the Liens of the Lender thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Pledgor or any Subsidiary thereof might do, in each case in accordance with the law.

          The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (b)  Other Powers.  The Pledgor also authorizes the Lender, at any
               ------------
time and from time to time, to execute, in connection with the sale provided for in Section 5 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (c)  No Duty on the Part of Lender.  The powers conferred on the
               -----------------------------
Lender hereunder are solely to protect the interests of the Lender in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors or employees shall be responsible to the Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by them of any rights under this Security Agreement, except for the gross negligence, bad faith or willful misconduct on the part of the Lender.

          7.   Performance by Lender of Pledgor's Obligations.  If the Pledgor
               ----------------------------------------------
fails to perform or comply with any of its agreements contained herein, in the Loan Agreement, the Note or any other agreement or instrument related to the foregoing and the Lender shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum then in effect under the Loan Agreement shall be payable by the Pledgor to the Lender on demand and shall constitute Obligations secured hereby.

          8.   Duration of Agreement; Release of Security.  This Security
               ------------------------------------------
Agreement and the Security Interest granted hereby shall terminate when all the Obligations have been paid in full. Upon termination of Lender's Security Interest, the Collateral shall be released from the liens created by this Security Agreement and its ancillary documents, all without delivery of any instrument or performance of any act by any party, and all rights in the Collateral shall revert back to the Pledgor. Upon such termination, the Lender shall cause to be assigned, transferred and delivered as soon as possible, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral in its possession and money received in respect thereof. The Lender shall also execute and deliver as soon as possible to the Pledgor all UCC termination statements and similar documents as shall be reasonably requested by or on behalf of the Pledgor to evidence the termination and release of the liens on the Collateral.

          9.   Pledgor Remains Liable Under Contracts and Agreements.  Anything
               -----------------------------------------------------
contained in this Security Agreement to the contrary notwithstanding, (a) the Pledgor shall remain solely liable to perform its duties and obligations under the contracts and agreements included in the Collateral to the extent set forth therein to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any of its rights and remedies hereunder shall not release the Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral except to the extent the exercise of such rights renders the performance of such duties or obligations by the Pledgor impracticable under any such agreement or contract and (c) the Lender shall not have any obligation or liability under any contract or agreement included in the Collateral by reason of this Agreement, and Lender shall not be obligated in any manner to perform any of the obligations or duties the Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          10.  Limitation on Duty of Lender Regarding the Collateral.  Beyond
               ------------------------------------------ ----------
the exercise of reasonable care in the custody of any Collateral in its possession, the Lender shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee, or any income thereon, or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Lender shall be deemed to have exercised reasonable care in the custody of the Collateral in the Lender's possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property. The Lender shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Lender in good faith.

          11.  Limitation on Duties Regarding Preservation of Collateral.  The
               ---------------------------------------------------------
Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9207 of the UCC or otherwise, shall be to deal with it in the same manner as the Lender would deal with similar property for its own account. The Lender or any of its directors, officers or employees shall not be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

          12.  Security Interest Absolute.  Except as prohibited by law, all
               --------------------------
rights of the Lender hereunder, the grant of the Security Interest in the Collateral and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Obligations, the Loan Agreement, the Note or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, the Note or any other agreement or instrument relating to any of the foregoing,
(c) failure by the Lender to take steps to perfect or maintain perfected its security interest in, or to preserve its rights to, any of the Collateral, (d) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations, (e) the disallowance under Section 502 of the Bankruptcy Code of all or any portion of the claims of the Lender for repayment of the Obligations or (f) any other circumstance which might otherwise constitute a legal or equitable defense available to, or a legal or equitable discharge of, the Pledgor with respect to the Obligations or with respect to this Agreement other than the indefeasible payment in full of all of the Obligations.

          13.  Powers Coupled with an Interest.  All authorizations and agencies
               -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          14.  Severability.  Any provision of this Security Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15.  Section Headings.  The section headings used in this Security
               ----------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          16.  No Waiver: Cumulative Remedies.  To the extent permitted by
               ------------------------------
applicable law, the Lender shall not by any act (except by a written instrument pursuant to Section 18), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. To the extent permitted by applicable law, no failure to exercise, or any delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          17.  Waivers and Amendments: Successors and Assigns.   None of the
               ----------------------------------------------
terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Lender. This Security Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Lender. Without limiting anything to the contrary herein, this Agreement and the benefits hereunder may be assigned to any permitted assignee of the Note.

          18.  Notices. Any and all notices or other communications or
               -------
deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes if (i) sent by certified or registered mail, return receipt requested and postage prepaid, (ii) hand delivered, (iii) sent by a nationally recognized overnight courier or (iv) sent by telephone facsimile transmission the receipt of which is confirmed as follows:

          If to the Lender:

               Hasco International, Inc.
               3613 Mueller Road
               St. Charles, MO  63301
               Attention:  David Van Vliet
               Telecopy No.:  312-770-0275

          With a copy to:

               Kirkland & Ellis
               153 East 53rd Street
               39th Floor
               New York, NY  10022
               Attention:  Charles B. Fromm
               Telecopy No.:  212-446-4900

          If to the Pledgor:

               Forever Yours, Inc.
               667 Rancho Conejo Boulevard
               Newbury Park, CA  91320
               Attention:  James O'Brien
               Telecopy No.:  805-376-9184

          With a copy to:

               Sanders, Barnet, Goldman, Simons & Mosk
               1901 Avenue of the Stars, Suite 850
               Los Angeles, California  90067
               Attention:  Michael Sanders
               Telecopy No.:  310-553-2435

or at such other address as any party may specify by notice given to the other party in accordance with this section. The date of giving of any such notice shall be the date three days following the posting of the mail, the date of hand delivery, the day after delivery to the overnight courier service or the date sent by telephone facsimile.

          19.  GOVERNING LAW.  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO INSTRUMENTS MADE TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN CALIFORNIA ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

          20.  WAIVER OF JURY TRIAL.  THE LENDER AND THE PLEDGOR HEREBY
               --------------------
IRREVOCABLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED UPON, OR ARISING OUT OF, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS OR ACTIONS OF THE LENDER OR THE PLEDGOR RELATING THERETO.

          21.  Counterparts.  This Security Agreement may be executed in any
               ------------
number of identical counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                             *   *   *   *   *   *

          IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.


                                            HASCO INTERNATIONAL, INC.


                                            By_________________________________
                                            Name:
                                            Title:


                                            FOREVER YOURS, INC.

                                            By: _______________________________
                                            Name:
                                            Title: